EXHIBIT 99.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Ace Cash Express, Inc. (the “Company”) for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission (the “Report”), I, Donald H. Neustadt, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2003	/s/ DONALD H. NEUSTADT

Donald H. Neustadt Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Ace Cash Express, Inc. (the “Company”) for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission (the “Report”), I, Joe W. Conner, the Senior Vice President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2003	/s/ JOE W. CONNER

Joe W. Conner Senior Vice President and Chief Financial Officer